                                                                      EXHIBIT 24




                                POWER OF ATTORNEY
                                -----------------


      Each of the undersigned officers and directors of FindWhat.com, a Nevada corporation (the "Company") hereby appoints Robert D. Brahms, Craig A. Pisaris-Henderson, Courtney P. Jones and Phillip R. Thune as the undersigned's attorney-in-fact or any one of them individually as the undersigned's attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign or cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's registration statement on Form SB-2 (the "Registration Statement") to register under the Securities Act of 1933, as amended, the sale by certain stockholders of the Company of up to 2,500 ,000 shares of Common Stock, $.001 par value, of the Company including up to 1,500,000 shares which may be issued upon the exercise of warrants or non-plan options, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on this 26th day of September, 2000.


         SIGNATURE                                            TITLE
         ---------                                            -----
/s/ Courtney P. Jones                                Chairman of the Board of Directors
------------------------------------                 and Director
  Courtney P. Jones


 /s/ Robert D. Brahms                                Chief Executive Officer and Director
------------------------------------                 (principal executive officer)
  Robert D. Brahms


 /s/ Craig A. Pisaris-Henderson                      President, Chief Technology Officer,
------------------------------------                 and Director
  Craig A. Pisaris-Henderson


 /s/ Phillip R. Thune                                Chief Financial Officer
------------------------------------                 (principal financial officer)
  Phillip R. Thune


  /s/ David Medinis                                  Director
------------------------------------
  David Medinis


  /s/ Lee S. Simonson                                Director
------------------------------------
  Lee S. Simonson


  /s/ Kenneth E. Christensen                         Director
------------------------------------
  Kenneth E. Christensen


  /s/ Martin Berger                                  Director
------------------------------------
  Martin Berger